Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioMarin Pharmaceutical Inc. (the “Company”) for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jean-Jacques Bienaimé, as Chief Executive Officer of the Company, and Jeffrey H. Cooper, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEAN-JACQUES BIENAIMÉ
Jean-Jacques Bienaimé
Chief Executive Officer

August 6, 2008

/s/ JEFFREY H. COOPER
Jeffrey H. Cooper
Senior Vice President, Chief Financial Officer

August 6, 2008